Investor Presentation December 2008 Investor Presentation December 2008 Exhibit 99.1

Forward-Looking Information
Forward-Looking Information
Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, including statements regarding guidance, are forward-looking statements within the meaning of these laws.  Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that our expectations will be realized.  These forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially and adversely from such statements.  These risks and uncertainties include: changes in the price of potash or langbeinite;
operational difficulties at our facilities; changes in demand and/or supply for potash or langbeinite;
changes in our reserve estimates; our ability to achieve the initiatives of our business strategy, including but not limited to the development of the HB Mine as a solution mine; changes in the prices of our raw materials, including but not limited to the price of natural gas; fluctuations in the costs of transporting our products to customers; changes in labor costs and availability of labor with mining expertise; the impact of federal, state or local government regulations, including but not limited to environmental and mining regulations; competition in the fertilizer industry; declines in U.S. or world agricultural production; declines in oil and gas drilling; changes in economic conditions; adverse weather events at our facilities; our ability to comply with covenants inherent in our current and future debt obligations to avoid defaulting under those agreements; continued disruption in credit markets;
governmental policy changes that may adversely affect our business and the risk factors detailed in our filings with the Securities and Exchange Commission.  Please refer to those filings for more information on these risk factors.  These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as the result of future events, new information or otherwise.

Intrepid Potash
Strategically Located, Potash-Only Company
Intrepid has an intense production focus:
Improve reliability and efficiency
Increase production of incrementally lower-cost volumes
Innovate production methods
Our production focus combined with earnings leverage to potash price delivers margin
Florida
New Mexico
Texas
Oklahoma
Kansas
Nebraska
South
Dakota
Montana
Wyoming
Colorado
Utah
Idaho
Arizona
Nevada
Washington
California
Oregon
Kentucky
Maine
New
York
Pennsylvania
Michigan
Vermont
New
Hampshire
Virginia
West
Virginia
Ohio
Indiana Illinois
North
Carolina
Tennessee
South
Carolina
Alabama
Mississippi
Arkansas
Louisiana
Missouri
Iowa
Minnesota
Wisconsin
Georgia
North
Dakota
HB Developmental Asset
Operating Solar Evaporation
Solution Mine
Operating Conventional Mine
North Mine Developmental
Asset

Company Overview
Company Overview
The largest U.S. producer of potash or potassium fertilizer
– Only Western world producer created and dedicated solely to potash-related products
– Supplies 1.5% of Global demand and 8.5% of U.S. demand
1 of 2 global exporters of sulfate of potash magnesia, or langbeinite (Intrepid Trio™)
5 active production facilities
– Nameplate capacity of 1.2MM tons of potash and 0.25MM tons of langbeinite
Strong balance sheet
764 employees as of November 30, 2008
Over 280 customers

A Strong Cash Position, Zero Debt, and
Cash Flows
A Strong Cash Position, Zero Debt, and
Cash Flows
Pro Forma
EBITDA¹
(In millions)
Balance Sheet as of September 30, 2008
1    Non-GAAP reconciliation available
Cash and cash equivalents $139 million
Debt Outstanding $        -
Availability under the
Credit Line $125 million
$55.1
$36.2
$11.8 $12.2
$8.2 $8.2
$83.7
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
Q107 Q207 Q307 Q407 Q108 Q208 Q308
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Building Upon Our History of Value Creation
Through Innovation
Building Upon Our History of Value Creation
Through Innovation
February 2004:
Acquired Carlsbad
facilities from
Mississippi Chemical
April 2004: Acquired
Wendover facility
from Reilly Chemical
February 2000:
Acquired Moab
facility from Potash
Corp.
2008: Anticipated
launch of Phase 1 of
the HB Mine
2000 2005 2006 2008 2007 2004
2004: Doubled Moab
production by being
first to use horizontal
drilling methods
2007 and 2008: Build
out of management
team to execute
growth plan
August 2005: Began
langbeinite production
by building first-of-its-
kind plant in Carlsbad
$104 Million Invested Since Inception to Improve and Expand Facilities
September 2004: Built
deep brine well at
Wendover
Years added to Mine Years added to Mine
Life: 120 Life: 120
Years added to Mine Years added to Mine
Life: 30 Life: 30
Years added to Mine Years added to Mine
Life: 59 Life: 59
Years added to Mine Years added to Mine
Life: 28 Life: 28

The Intrepid Potash Growth Story
The Intrepid Potash Growth Story
Multiple organic growth projects in place to expand production at our existing facilities
Significant increase in potash pricing environment
Attractive development assets
Narrowing the gap between effective and nameplate capacity
(1)  2010 and 2011 estimates include HB Mine production
(2)  FOB list price Carlsbad red granular potash price
Intrepid Potash List Price ($ per ton)
(2)
Intrepid Production Capacity (‘000 tons)
(1)
Potash
2007
2008
$800
0
100
200
300
400
500
600
700
800
900
J F M A M J J A S O N D J F M A M J J A S O N D
600
900
1,200
1,500
2007 2008E 2009E 2010E 2011E
Effective Nameplate

Why Consider an Investment in Intrepid Potash
Why Consider an Investment in Intrepid Potash
Strong Long-Term Industry Fundamentals
The Only Western World Potash Pure-Play
Attractive Leverage to Potash Price
Strategically Located Assets
Diversified Markets and Customer Base
Well-Defined, Attractive Organic Growth Opportunities
Long-Life Reserves
Experienced Management Team with Significant Equity
Ownership

Demand and Supply Conditions Have Created
Robust Pricing Environment
Demand and Supply Conditions Have Created
Robust Pricing Environment
Historical Potash Prices
Source: Green Markets, Fertecon, IPNI
Notes: (1) Posted price for red granular potash as of 12/1/2008
Example Prices
($ / ton)
$816 contract
as of November 2008
Japan (cfr Japanese port)
$830 spot
U.S. Midwest (fob warehouse)
$1,003 spot
Brazil (cfr Brazilian port)
$590 contract
as of April 2008
China (cfr Chinese port)
$625 contract
as of December 2, 2008
India (cfr Indian port)
$800 spot
Carlsbad (fob mine)
(1)
$776 spot
Saskatchewan (fob mine)
Dec. 2006: Russian
mine flood removes
1.3MM tons of KCL
1991: Collapse of
Soviet Union
2006: Canpotex concludes
pricing negotiations with China
1997: Potacan
mine flood
removes 0.8MM
tons of KCL
1986: Berezinski 3
mine flood removes
1.8MM tons of KCL
2000: Acquisition
of Moab
2004: Acquisition of Carlsbad and Wendover
Aug. 2008: Labor strike
at three Potash Corp.
mines
Aug. 2008: Record low
potash inventories
0
100
200
300
400
500
600
700
800
1985 1987 1989 1991 1993 1995 1997 1999 2002 2004 2006 2008

50
100
150
200
250
300
350
400
450
Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08
Since January 2006
Minimal Potash Price Volatility
Minimal Potash Price Volatility
61 Corn
0 Potash
59 Gold
68 Crude Oil
82 Nickel
Number of
Weekly Price
Declines
(1)
Source: Bloomberg, Green Markets
Notes: (1) Number of weeks declined out of the last 153 weeks; As of 12/5/08
Indexed Potash Prices Compared to Commodity Prices
Nickel
Corn
Potash
Gold
Crude Oil

50
100
150
200
250
Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08
Potash has the Best Fundamentals
Potash has the Best Fundamentals
Source: Green Markets
Notes: (1) Number of weeks declined out of the last 48 weeks, As of 12/1/2008
Since January 2008
Indexed Potash Prices Compared to Other Fertilizers Prices
0 Potash
14 DAP
20 Urea
Number of
Weekly Price
Declines
(1)
Urea (U.S. Gulf Prill Import)
DAP (New Orleans Barge)
Potash (Carlsbad)

40
60
80
100
120
140
160
180
Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08
IPI Produces and Sells Potash Not Oil
IPI Produces and Sells Potash Not Oil
Intrepid Stock Price Compared to Commodity Prices
0.91 0.95 (0.73) IPI
Crude Oil Corn Potash
Correlation
– The price of potash drives IPI earnings
– Reductions in the price of crude,
complementary fertilizers, and natural
gas help our business
Sources: Bloomberg, Green Markets, As of 12/1/2008
Potash
Crude Oil
IPI Stock
Corn
Potash Price of $800
for December ‘08
Potash Price of
$503 at IPO

600
800
1,000
1,200
1,400
1,600
1,800
2,000
1980 1984 1988 1992 1996 2000 2004 2008
10%
20%
30%
40%
50%
Increasing Population and Meat Consumption
Driving Record Grain Demand, Prices
Increasing Population and Meat Consumption
Driving Record Grain Demand, Prices
Note: Grains include corn, wheat, barley, oats and sorghum. Stock to use ratio is average inventory / consumption for that year; data updated monthly
Source: United Nations Food and Agriculture Organization (FAO), U.S. Department of Agriculture (USDA), PPI, IFA, Fertecon
(1) Futures prices based on Closing price of Chicago Board of Trade futures contracts as of 12/5/08; futures prices for December delivery in forecast years.
Grain Production Stock to Use Ratio
World Grain Production and Stock to Use Ratios
Hectares of Arable Land per Person
Crop Prices Over Time
(1)
World Population vs. Fertilizer and Meat Consumption
CBOT
World NPK Fertilizer Consumption
World Population
World Meat Consumption
2010E
5 Year Average 5 Year Average Current Current Sept. 2009 Sept. 2009
Soybeans:                    $7.21     Soybeans:                    $7.21     $7.83 $7.83 $8.04 $8.04
Wheat:                          $4.46                $4.58       Wheat:                          $4.46                $4.58       $5.24 $5.24
Corn:                             $2.81                $2.93     Corn:                             $2.81                $2.93     $3.38 $3.38
E
$0
$2
$4
$6
$8
$10
$12
1980 1984 1988 1992 1996 2000 2004 2008E
Wheat All Corn Soybeans
0
1
2
3
4
5
6
7
8
1965 1970 1975 1980 1985 1990 1995 2000 2005E 2010E
0
50
100
150
200
250
300
350
0.38
0.32
0.29
0.25
0.22
0.21
0.00
0.10
0.20
0.30
0.40
0.50
1970 1980 1990 2000 2010E 2020E

In spite of financial crisis,
population growth continues
Assuming a 1.17% growth rate
in world population:
– Each day - 220,000 more people
A city the size of Baton Rouge, LA
– Each week – 1.5 million more people
Another Philadelphia, PA
– Each year – 80 million more people
Approximately 10 more New York
Cities
Potash Deliveries Track Population Growth
Potash Deliveries Track Population Growth
Source:  FERTECON, US Census Bureau
Historical CAGRs (%)
Potash Deliveries
5-Year Forward
CAGRS (2008 – 2012)
11.9%
6.0%
China
India
4.2% Brazil
Since 1962
2.8%
2.5%
World Potash Consumption ex. FSU
World Potash Consumption
Since 2000
3.6%
3.5%
Collapse of
Soviet Union
India / China GDP Growth NA 9.5%
0
10
20
30
40
50
60
70
80
1981 1984 1987 1990 1993 1996 1999 2002 2005 2008E 2011E
0
1
2
3
4
5
6
7
8
World
World
ex. FSU

Strong Returns Continue for Corn Growers
Strong Returns Continue for Corn Growers
Corn Farmer Revenue Less Operating Costs
(1)
(1) Does not include fixed costs. Operating costs are defined as: seed fertilizer, pesticides and herbicides, custom operations, fuel, lube, electricity, repairs, purchased irrigation water, interest on operating capital, and labor
(2) Profit includes both fixed and variable costs. Government subsidies are not included
Source: USDA, Potash Corp., Green Markets, Morgan Stanley Research
Corn Farmer Pre-tax Profit per Bushel
(2)
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$0
$100
$200
$300
$400
$500
$600

55
60
65
70
75
80
2005 2006 2007 2008 2009 2010 2011 2012
Source:  Fertecon, Intrepid Potash, and public filings
Tight Supply Fundamentals Through 2012
Tight Supply Fundamentals Through 2012
World Potash Production vs. Consumption Growth
Assumes 92% Industry Operating Rate For New & Existing Supply
5.0% Demand Growth
Inventory Drawdown
in 2007
Potential future
production shortfalls

Few Global Producers, With Strong Balance Sheets
Few Global Producers, With Strong Balance Sheets
Source: Public filings and select country data from IFA
(1) 2007 figures are for December 2006 through November 2007. Mosaic’s fiscal year ends on May 31.
(2) PCS has ownership stake.
(3) PCS markets Intrepid Potash’s products outside North America.
(4) Compass Minerals produces potassium sulfate (SOP), which does not compete directly with MOP. Compass Minerals’ SOP is produced both directly and by reprocessing MOP purchased from other producers. Estimated reprocessed production is excluded from the figures for Compass Minerals.

Intrepid Is Currently Evaluating
Production Levels
Intrepid Is Currently Evaluating
Production Levels
Global Production and North American Inventory Levels
Source: IPNI, Fertecon, Intrepid Potash
Global Production
Potash Inventory Trendline
Risks to Production
– Supply Shocks
– Delays in Projects
– Labor Shortage/Disputes
– Depletion
– Current market conditions may have an impact on inventories
– Global production cuts likely to occur as inventories build
?
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
30,000
40,000
50,000
60,000
70,000
80,000

Why Potash Only?
Why Potash Only?
More Difficult Least Difficult Most Difficult Logistics for Greenfield
24% 59% 17% % of Overall Fertilizer Market
$1.5Bn for 1.1MM Tons $1.0Bn for 1.1MM Tons $2.8Bn for 2.2MM Tons Estimated Cost for Greenfield (3)
Phosphate (4) Nitrogen Potash
3 – 4 years 3 years 5 – 7 years Time for Greenfield
81% Phosphoric Acid
82% Phosphate Rock
86% Ammonia
89% Urea
85% Potash
(93% Effective Capacity) (2)
Industry Nameplate Operating Rate (1)
47% 57% 19% % of Production Government
Controlled
41% Phosphoric Acid
49% Phosphate Rock
13% Ammonia
39% Urea
64% Market Share of
Top 5 Producers (1)
Phosphate rock
Sulfuric acid
Ammonia
Natural gas Potash ore Key Inputs
~44 ~60 12 Producing Countries
Market Structure for Key Fertilizer Nutrients
(1) Potash percentage represents 2007, nitrogen and phosphate percentages represent 2005 figures from Integer.
(2) Estimated by Intrepid Potash from historic production. Operating capacity rates for nitrogen and phosphate expressed as percentage of nameplate capacity. Effective capacity for potash estimated based on historic production.
(3)  Does not include infrastructure outside the plant gates (e.g. rail, road networks, utility systems).
(4)  Includes all types of phosphate fertilizer production.

Current Market Considerations
Current Market Considerations
Global Buyer Hesitation
Building Producer Inventories
Elective Production Curtailments
Potential Intrepid Management Actions
Maintain Strong Balance Sheet
Actively Monitor Market Environment to Avoid Excessive Build of
Inventory
Elective Production Curtailments Through the Remainder of 2008
Deferral of Discretionary Maintenance Projects
Continue to Focus on Margins

16%
4%
19%
18%
42%
Potash
Salt
COMPO
Fertiva
Agrium
Potash
Nitrogen
Phosphates
Other
The Only Western World Potash Pure-Play
The Only Western World Potash Pure-Play
K+S
Potash
Potash
Phosphates
Nitrogen
Potash Corp Mosaic
Uralkali
100%
Potash
Intrepid
Comparables Revenue by Product - North America
Comparables Revenue by Product - International
ICL
19%
49%
31%
Potash
Fertilizer &
Phosphates
Chemicals &
Others
Advanced
Technologies
Nitrogen
Phosphates
Retail
Potash
Source:  Intrepid Potash, company websites and 2007 company financials
Complementary
Business
4%
6%
33%
9%
48%
31%
34%
34%
100%
52%
22%
24%
2%

Strategically Located Assets
Strategically Located Assets
Average Potash Consumption Over 5x Greater
than Production in Our Markets
Intrepid Mine Location
Low High
Total KCL Equivalent Consumption in Region = 5.6MM Tons
Total Intrepid Potash’s Effective KCL Capacity in Production =  1.0MM Tons
Source: Association of American Plant Food Control Officials (AAPFCO), TFI; Intrepid Potash
New
Mexico
Texas
Oklahoma
Kansas
Colorado
Mississippi
Arkansas
Louisiana
Idaho
Washington
Oregon
Nebraska
Missouri
Iowa
Illinois
California
Wyoming
Utah
Arizona
Nevada

10

0
30
60
90
120
Realized
Price
Adjusted
COGS
Gross
Margin
Advantage
623
524
(213) (223)
0
200
400
600
800
Realized Price Adjusted COGS
Intrepid N. American Competitors
Strategically Located: Location, Tax Advantage,
and Leverage to Potash Price
Strategically Located: Location, Tax Advantage,
and Leverage to Potash Price
(2)
(2)
Source: Green Markets and Fertecon
Notes:  (1) Based on most recently reported quarters for Intrepid Potash Inc., Potash Crop., Mosaic Co., Agrium Inc.
(2) Adjusted COGS include: Cash operating costs, including all royalty, profit and capital taxes; Royalties of $21 per ton for Intrepid; Royalty, profit and capital taxes of $107 per ton for N. American Competitors
Intrepid vs. North American Competitors
Most Recently Reported Quarter ($ per ton)
Intrepid’s Advantage
Most Recently Reported Quarter ($ per ton)
(1)
Our 3.5% net sales royalty rate is significantly lower than royalty and resource tax burden of our principal competitors
99
10
+
=

We sell Potash into 3 different markets:
Agricultural, Industrial and Feed
– Agricultural represents 64% of Intrepid sales
compared to an industry average of 95%
(2)
Agricultural primarily consumes granular potash,
industrial primarily consumes standard potash
– Standard potash costs less to produce
– Pricing similar across segments
Industrial primarily consists of oil and gas drillers, a
segment historically characterized by steady
demand
Industrial customers rely on spot market sales and
just-in-time delivery
YTD 2008 Intrepid Potash Sales
(1)
Industrial
Agricultural
Feed
Diversified Markets and Customer Base
Diversified Markets and Customer Base
(1) Year-to-date through the third quarter ended 9/30/2008
(2) Source: IFA
28%
8%
64%

Low-Cost, Solar Evaporation Assets Low-Cost, Solar Evaporation Assets

$446 per ton Capex to reopen an existing mine compared
to an estimated cost of ~$1,200 per ton for greenfield
projects
HB expected to be among the lower-cost potash mines in
North America
– Same proven solar evaporation and solution mining
technology as used in Moab
– Will share infrastructure with existing Carlsbad
operations
– Production cost per ton estimated to be $65 to $70 per
ton
(1)
– Estimated annual production – 150,000-200,000 tons
Filed permit application in March 2008; Mine plan submitted
to the BLM in May 2008, Environmental assessment sent to
the BLM in August 2008
Production planned to begin 12 months after permit
approval
Total area available to be flooded: 1.3x size of Manhattan
HB Potash Solution Mine: Innovate and Increase
HB Potash Solution Mine: Innovate and Increase
Potash Pillar
(1) Based on third party feasibility study

Q1 2010 East Q1 2010 $125 80 $10,000 – $15,000 Langbeinite Recovery Flotation Project
279 $106,500 – $121,000 Incremental Potash Production from Existing Facilities & HB Mine
Langbeinite Debottlenecking and Expansion Projects at Existing Facilities
Q2 2009
Q2 2009
Q1 2009
Q1 2009
Q2 2009
Estimated
time of
Production
Potash Debottlenecking and Expansion Projects at Existing Facilities
$446 175 $78,000 – $88,000 HB HB Solution Mine
$324 359 $116,500 – $136,000 Impact of Current projects
80 $10,000 – $15,000 Additional Langbeinite Production
$222 18 $4,000 – $5,000 Q4 2008 Wendover Deep Brine Wells
$500 10 $5,000 – $6,000 Q4 2008 Moab Additional Caverns
$400 15 $6,000 – $7,000 Q4 2008 East Thickener Upgrade
$278 9 $2,500 – $3,000 Q1 2009 West Columnar Flotation
$212 52 $11,000 – $12,000 H1 2009 West Storage and Hoisting Capacity Upgrade
$ Capital/
Ton of
Capacity
($/Ton)
Additional
Product
Tons
(000s Tons)
Estimate
on Capital ($000s)
Estimated Facility
Capital Estimates ($MM)
Well-Defined Attractive Growth Opportunities to
Increase Production
Well-Defined Attractive Growth Opportunities to
Increase Production
2008 Capex budget is $80 to $95 million, $25 to $35 million of which will fund portions of the projects listed above

Opportunity at the North Mine
Opportunity at the North Mine
Current infrastructure allows North Mine to reopen at a capital cost much less than a greenfield project
– Full conventional underground mine and process facility, idled in early
1980’s
– Two concrete lined shafts, utilities, brine disposal, tailings disposal and other infrastructure already in place
Technology advances in underground mining expected to make North Mine more efficient than in previous years
– The North Mine was producing between 300,000 and 350,000 tons of
MOP per year at the time of shutdown

17,061
Low-Cost, Low-Sovereign Risk Expansions
Low-Cost, Low-Sovereign Risk Expansions
Capital Cost Curve for Announced Potash Expansion Projects
Incremental Annual Production Capacity
(2)
MOS / PCS / Intrepid PCS Rio Tinto
(Argentina)
MagMinerals
(Congo)
Greenfield Project Greenfield Project
Intrepid Greenfield (HB) Intrepid Greenfield (HB)
Brownfield Project Brownfield Project
Intrepid Brownfield Intrepid Brownfield
Notes: (1) Annual KCl production per year
(2) Thousand tons of KCl
Mosaic
0
200
400
600
800
1,000
1,200

Intrepid 2008 Guidance as of Nov. 11, 2008;
However, the Market Seems to be Changing
Intrepid 2008 Guidance as of Nov. 11, 2008;
However, the Market Seems to be Changing
Production:
– Potash 850,000 to 870,000 tons
– Langbeinite (Trio™) 200,000 to 215,000 tons
Cash Cost of Goods Sold excluding royalties and by-product credits:
– Potash $155 to $165 per ton
– Langbeinite $75 to $85 per ton
Capital Investment of $80 to $95MM
– $45 to $50 million to sustain and improve existing assets
– $25 to $35 million to increase production
– $10 million to reconstruct warehouse (reimbursed by insurance)
Average royalty rate of 3.5 percent of net sales revenue.  No profit taxes or capital taxes.
Impact of Potential Management Actions
– Lower Production Levels
– Higher Inventory Levels
– Higher Cash Cost of Goods Sold Due to Fixed Cost Structure
Note: Market conditions may require management actions that could influence this guidance

Why Consider an Investment in Intrepid Potash
Why Consider an Investment in Intrepid Potash
Strong Long-Term Industry Fundamentals
The Only Western World Potash Pure-Play
Attractive Leverage to Potash Price
Strategically Located Assets
Diversified Markets and Customer Base
Well-Defined, Attractive Organic Growth Opportunities
Long-Life Reserves
Experienced Management Team with Significant Equity
Ownership

Appendix Appendix

Innovate and Increase Production
Innovate and Increase Production
93 30 2,800
Q1 2008 East Additional Operating Panel
Unique and Innovative Growth Projects Completed Since 2002
200 10 2,000
Q3 2008 Wendover 2
nd
Deep Brine Well
91 220 20,000
Q3 2005 East Langbeinite Plant
150 10 1,500
Q1 2005 Wendover 1
st
Deep Brine Well
250 20 5,000
Q4 2005 Moab 2
nd
Horizontal Potash Cavern
125 40 5,000
Q4 2004 Moab 1
st
Horizontal Potash Cavern
$ Capital/
Ton of Capacity
($/Ton)
Additional
Product
Tons
(000’s Tons) Capital ($000’s) Completed Facility

Improvements: Reliability and Efficiency
Improvements: Reliability and Efficiency
Installed Mincom enterprise resource planning and asset management software to improve maintenance and mine planning functions
Upgraded lab equipment to enhance ability to respond to changes in ore feed and product quality, to include: additions of an x-ray diffraction analyzer, an inductively coupled plasma (ICP) spectrometer, an ion chromatograph, and a new particle size analyzer
3-D seismic surveys and oil and gas logs to delineate potash ore zones
New state-of-the-art control panels to replace outmoded control equipment
Carlsbad- Implemented a Behavior Based Safety Program
Detailed Process analysis and improved maintenance planning
Selected to be in MSHA Partnership program
General Capital
Improvements /
Corporate / IT
Purchased high productivity mining equipment modified for potash extraction from original its configuration intended for coal mining applications
Conducted detailed risk assessment, implementing recommendations
Carlsbad, NM
Installed innovative processing facility to allow for the co-production of potash and langbeinite from one ore feed
Installed state-of-the-art wireless communications systems to increase safety, improve productivity and allow for future technology additions
Process optimization and improved recovery; K analyzer controls
Significantly upgrade storage warehouses
East Mine, NM
Installed new flotation equipment to improve potash recovery
Installed state-of-the-art wireless communications systems to increase safety, improve productivity and allow for future technology additions
Upgrade skips and hoist
Upgrade brine and tails system
West Mine, NM
Drilled and completed two corrosion-resistant deep-brine wells
Installed new flotation equipment to improve potash recovery
Replaced product dryer to increase throughput and allow fuel switching
Debottleneck Mill
Upgraded sizing and compaction
Wendover, UT
Drilled and completed first potash horizontal solution mining caverns
Refurbish warehouses
Upgraded electrical system
Optimized potash and tails leaching
Moab, UT
Project Description Location

Long-Life Reserves
(1)
Long-Life Reserves
(1)
Conventional
Solar
93 120
30
Shallow Brine 1932 Wendover
- - 28
Solution 2009E HB Solution Mine
(2)
440 510 122
Underground 1931 Carlsbad West
210 250 43 Underground
1965 Carlsbad East
Sulfate of Potash Magnesia (Langbeinite)
966 1,200
Total Muriate of Potash
340 390 42
Underground 1965 Carlsbad East
93 180 124 Solution 1965 Moab
Muriate of Potash
Current Annual
Effective
Capacity in
Potash Product
Tons
Current Annual
Nameplate
Capacity in
Potash Product
Tons
Minimum
Remaining
Life
(years)
Current
Extraction
Method
Date Mine
Opened
Product / Operations
(1) Based upon reserves as estimated by Agapito Associates in accordance with SEC requirements.
(2) The Carlsbad HB Solution Mine reserves are based on the planned flooding of 4,400 of the 21,600 acres of the old mine workings and recovery of potash from the residual pillars only with the brine extracted using submersible pumps.
Debottlenecking effective capacity brings on new low-cost tons

Mines Currently With Less than
15 Years Reserve Life Historical Depleted Mines
Potash operations at Mosaic’s Hersey facility will be
discontinued in the first half of 2008
Mosaic, Carlsbad
Boulby, England
Soligorsk I, Belarussia
Taquari, Brazil
Theodore, Amelie, Marie Louis mines in France
Pasquasi and San Cataldo mines in Italy
Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo,
Siegfried-Giesen, and Niedersachen-Riedel German
mines
Trona, California
Several West German / East German mines
Horizon-Amax, Wills-Weaver, Saunders in Carlsbad
Source:  Fertecon, Intrepid Potash, and public filings
Global Industry Susceptible to Production
Interruptions & Supply “Shocks”
Global Industry Susceptible to Production
Interruptions & Supply “Shocks”
Mine Closures Due to Water Inflows
PCA (Patience Lake)
(0.8MM tons KCL / yr)
Potacan mine
(0.8MM tons KCL / yr)
Mines with Water Inflows
• K2 Mine Esterhazy
• Penobsquis Mine,
Sussex
St. Paul mine (Congo)
(0.8MM tons KCL / yr)
1980 1984 1988 1996 2000 2007 2004 1992 1976
Berezniki I
(1.3MM tons KCL / yr)
Berezniki 3 mine
(1.8MM tons KCL / yr)
Mine Closures Due to Depletion
In the 70 plus years of potash mining in the Carlsbad area there has never been a mine lost to flooding or a water incursion due to geologic differences

Demand Growth from BRICs Reaching Recommended
Application Levels
Demand Growth from BRICs Reaching Recommended
Application Levels
China Brazil India
Source: IPNI, Potash Corp
Goal to attain self-sufficiency
of food supply
History of under application of
potash
Need to increase yields
Increasing land use for
agricultural purposes
~15MM
~7MM
~5MM
0
2
4
6
8
10
12
Current Potential
0
2
4
6
8
10
12
Current Potential
0
5
10
15
20
25
30
35
Current Potential

Fertilizer Use Far Below Recommended Rates
Fertilizer Use Far Below Recommended Rates
Source: Morgan Stanley, Agricultural Products Research, September 4, 2008
146% Shortfall
86% Shortfall
288% Shortfall
Global Application Rates (lb/acre)
60
112
24
59
17
66
0
20
40
60
80
100

Nitrogen Phosphate Potash
Current Application Rate Scientifically Recommended Rate

Solar Evaporation and Solution Mining
Technology
Solar Evaporation and Solution Mining
Technology
- Qinghai Salt Lake Potash Corp
- Compass Minerals
1970 Intrepid Moab
1932 Intrepid Wendover
- Rincon Salar
1996 SQM Salar
1973 Arab Potash Company
1970 Dead Sea Works (ICL)
Year Opened Existing Solar Evaporation Facility
1970 Intrepid Moab
1989 Patience Lake
1964 Belle Plaine
Year Opened Existing Solution Mining Facility

Carlsbad Potash Area Carlsbad Potash Area

HB– Phase I Potash Mine Flood Area HB– Phase I Potash Mine Flood Area

Conversion Rates
Conversion Rates
1 metric tonne = 1.102 short tons
1 product ton of potash (KCL or KCL Equivalent) = 61% K
2
0
1 product ton of langbeinite = 22% K
2
0
1 product ton of SOP = 50% K
2
0

Select Pro Forma Operating Data
Select Pro Forma Operating Data
Adjusted Pro Forma Net Income
(In millions)
Pro Forma EBITDA
1
(In millions, except gross margin percentage)
1    Non-GAAP reconciliation available
$55.1
$36.2
$11.8
$12.2
$8.2
$8.2
$83.7
21%
29%
23%
24%
40%
57%
62%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
Q107 Q207 Q307 Q407 Q108 Q208 Q308
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
$2.8
$5.3
$3.1
$15.9
$31.6
$49.8
$4.3
Q107 Q207 Q307 Q407 Q108 Q208 Q308

Select Operating Data
Select Operating Data
Potash Net Sales Price
(Per short ton)
Langbeinite Net Sales Price
(Per short ton)
Granular Lang
Current list price
$356 per ton
Red Granular
Current list price
$800 per ton
$108
$109
$137 $137
$123
$188
$283
Q107 Q207 Q307 Q407 Q108 Q208 Q308
$178
$182
$193
$224
$295
$425
$623
Q107 Q207 Q307 Q407 Q108 Q208 Q308

Pro Forma EPS Growth as we Capture most of
the Price Increases as Earnings
Pro Forma EPS Growth as we Capture most of
the Price Increases as Earnings
Net Sales
(In millions)
Pro Forma Earnings Per Share
(Diluted)
$0.05 $0.05
$0.07
$0.06
$0.26
$0.43
$0.66
Q107 Q207 Q307 Q407 Q108 Q208 Q308
$42.5
$50.8
$47.8
$51.3
$74.2
$99.5
$141.2
Q107 Q207 Q307 Q407 Q108 Q208 Q308

Non-GAAP Reconciliation
Non-GAAP Reconciliation
Calculation of Pro Forma EBITDA
We define EBITDA as income from continuing operations before interest, income taxes, depreciation, depletion, amortization and accretion. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements to assess:
– The financial performance of our assets without regard to financing methods, capital structure or historical cost basis
– our operating performance and return on capital as compared to other companies in the fertilizer business, without regard to financing or capital structure; and
– the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities
Pro forma net income includes the results of the company and its predecessor, as adjusted for stock compensation, interest and income taxes
EBITDA is calculated and reconciled to income from continuing operations in the table below:
2008 2007
Q3 Q2 Q1 Q4 Q3 Q2 Q1
Pro Forma Net Income $49,719 $32,446 $19,284 $4,694 $5,358 $4,005 $3,585
Add:  Income tax expense 29,474 20,580 12,657 3,082 3,518 2,631 2,355
Add:  Interest expense, including derivatives 643 (1,201) 1,433 1,067 1,030 (552) 134
Add:  Depreciation, depletion, amortization and accretion 3,076 2,782 2,790 2,968 2,271 2,094 2,135
Add:  Write-off of term loan bank fee - 456 - - - - -
Add:  Impairment Expense 756 - - - - - -
    Total adjustments 33,949 22,617 16,880 7,117 6,819 4,173 4,624
Pro Forma Earnings Before Income Taxes, Interest
Depreciation, Depletion and Amortization
$83,668 $55,063 $36,164 $11,811 $12,177 $8,178 $8,209

Historical Production and Sales Summary
Historical Production and Sales Summary
September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Production volume (in '000 per short tons)
Potash 200            210            224            217            233            210            218
Langbeinite 50              58              56              51              40              41              45
Sales volume (in '000 per short tons)
Potash 204            213            213            215            224            245            209
Langbeinite 50              47              93              26              32              52              48
2007 2008
INTREPID POTASH, INC.
SELECTED OPERATIONS DATA (UNAUDITED)
(Data in short tons)

$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$50 $100 $150 $200 $250
Fertilizer Cost ($/acre)
Corn Growers Continue to Generate a Strong
Return on Their Fertilizer Investment
Corn Growers Continue to Generate a Strong
Return on Their Fertilizer Investment
Source: Iowa State University, USDA, IPI, Green Markets
Notes: (1) Cash Corn Price as of 11/17/08, DTN Ethanol Center; For Model See Appendix
(2) December ’09 Futures Price, CBOT, less $0.35 basis.  $875 potash price in 2009 is assumed for modeling purposes and is not an Intrepid price forecast.
Corn Growers’ Margins on Fertilizer
2008 Crop
Break-Even Line
Potash Input Costs
2009E
2008E
Corn Crop
$875
$325
Potash Cost
($/ton)
4 - 6%
2 - 3%
% of Corn Growers’
Input Costs
– A $100 increase in the price of
potash results in a $0.03 increase in
fertilizer cost/bu corn
– 2008 Crop assumes $325 potash (purchased Q1 ’08), $460 DAP, $450 Urea, and $3.50/bu cash corn (1)
Estimated 2009
Crop
– 2009 Crop assumes $875 potash (to be purchased Q1 ’09), $525 DAP, $285 Urea, and $4.15/bu corn (2)

2008 Corn Growers’ Margin Model – 74% ROIC
2008 Corn Growers’ Margin Model – 74% ROIC
2008 Estimate of Fertilizer Return on Corn
Source: Iowa State University, USDA, IPNI, Green Markets
Nutrient lbs/acre Fertilizer lbs/acre
Nutrient Product needed needed $/st $/acre $/bushel
N Urea 115 249 450 56 0.36
N DAP 25
Total N 140
P DAP 65 141 460 32 0.21
K KCL 50 83 325 13 0.09
Per Acre Per Bushel
          Total Fertilizer Cost 101 $        0.66 $
Cash Corn Price ($/bu)
3.50 $
USDA Forecasted Average Yield with Fertilizer (bu/acre)
154
Average Yield without Fertilizer (bu/acre)
92.4
Positive Yield Impact of Fertilizer (bu/acre)
61.6
Yield Loss without Fertilizer (bu/acre)
40%
Variable Cost ($/bu)
0.37 $
Additional Revenue from Fertilizing 216 $
Additional Cost of Fertilizer (101) $
Additional Variable Costs (23) $
Gross Profit 92 $
Pre-Tax ROIC of Fertilizer 74%
Farmer's Margin

2009 Corn Growers’ Margin Model – 99% ROIC
2009 Corn Growers’ Margin Model – 99% ROIC
2009 Estimate of Fertilizer Return on Corn
(1)
(2)
Nutrient lbs/acre Fertilizer lbs/acre
Nutrient Product needed needed $/st $/acre $/bushel
N Urea 115 249 285 35 0.23
N DAP 25
Total N 140
P DAP 65 141 525 37 0.24
K KCL 50 83 875 36 0.23
Per Acre Per Bushel
Total Fertilizer Cost 108 $       0.69 $
Corn Price $/bu
4.15 $
USDA Forecasted Average Yield with Fertilizer (bu/acre)
157.3
Average Yield without Fertilizer (bu/acre)
94.4
Positive Yield Impact of Fertilizer (bu/acre)
62.9
Yield Loss without Fertilizer (bu/acre) 40%
Variable Cost ($/bu)
0.37 $
Additional Revenue from Fertilizing 261 $
Additional Cost of Fertilizer (108) $
Additional Variable Costs (23) $
Gross Profit 130 $
Pre-Tax ROIC of Fertilizer 99%
Farmer's Margin
(1) $875 potash price paid by the grower in 2009 is assumed for modeling purposes and is not an Intrepid price forecast.
(2) Corn Price $/bu is computed as the Dec. ’09 futures price less $0.35 basis
Source: Iowa State University, USDA, IPNI, Green Markets